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                             SOFTQUAD SOFTWARE LTD.

                             2000 STOCK OPTION PLAN

                                  INTRODUCTION

                  SoftQuad Software Ltd., a Delaware corporation (the "Corporation"), hereby establishes an incentive compensation plan to be known as the "SOFTQUAD SOFTWARE LTD. 2000 STOCK OPTION PLAN" (the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

                  The Plan shall become effective on February 25, 2000. However, it shall be rendered null and void and have no effect, and any and all Options granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of the date the Plan is adopted by the Corporation's Board of Directors.

                  The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Optionees to those of the Corporation's stockholders by providing Optionees with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Optionees upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries' operations is largely dependent.

                                   ARTICLE I
                                   DEFINITIONS

                  For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

         (a) "Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which an Option is granted.

         (b) "Board of Directors" shall mean the Board of Directors of the Corporation.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

         (d) "Committee" shall mean the Board of Directors or any committee of two or more persons designated by the Board of Directors to perform the functions of the Committee hereunder.

         (e) "Common Stock" shall mean the common stock $0.001 par value of the Corporation as authorized from time to time.

         (f) "Consultant" shall mean an individual who provides bona-fide consulting services to the Corporation or any Parent or Subsidiary.

         (g) "Corporation" shall mean SoftQuad Software Ltd., a Delaware corporation.






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         (h)      "Disability" shall have the same meaning as the term
                  "permanent and total disability" under Section 22(e)(3) of the Code.

         (i) "Employee" shall mean a common law employee of the Corporation or of any Parent or Subsidiary.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (k) "Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose provided that, if the Committee determines that "Fair Market Value" as determined in accordance with the foregoing is not reflective of the fair value of the Common Stock the Committee may, in its discretion fix "Fair Market Value" based on its good faith determination of same. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

         (l) "Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.






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         (m)      "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

         (n) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

         (o) "Optionee" shall mean an individual who is granted an Option under the terms of the Plan.

         (p) "Outside Directors" shall mean members of the Board of Directors of the Corporation who are "outside directors" within the meaning of Section 162(m) of the Code.

         (q) "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

         (r) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         (s) "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                   ARTICLE II
                                 ADMINISTRATION

                  Unless otherwise determined by the Board of Directors, the Plan shall be administered by the Committee, which shall be composed of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to Options granted hereunder) and who also qualify as "Outside Directors" (but only with respect to the period during which compensation attributable to Options granted hereunder is subject to the deduction limitation of Section 162(m) of the Code). Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section V of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee as a whole. If for any reason the Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of the awards, grants, interpretations or other actions of the Committee

                                  ARTICLE III
                                SHARES AVAILABLE

                  Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares which may be issued under the Plan shall not exceed 4,899,500 shares. Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth





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in the immediately preceding sentence and may be reused to the extent that the related Option to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Options under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market. No fractional shares of Common Stock may be issued under the Plan.

                                   ARTICLE IV
                                   ELIGIBILITY

                  Officers and Employees of the Corporation or of any Parent or Subsidiary and Consultants and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan.

                                   ARTICLE V
                             AUTHORITY OF COMMITTEE

                  The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and with Section 162(m) of the Code, to the extent that the Corporation is subject to the deduction limitation thereunder, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Options shall be granted, the times when such Options shall be granted, the number of Options, the exercise price of each Option, the period(s) during which an Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

                  Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, and (iv) to engage in any form of "cashless" exercise. The Committee may, in its sole discretion, require that an exercise described under any one or more or the methods described under clauses (ii), (iii) or (iv) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an





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exercise effected by the tendering of Common Stock) be consummated with Common
Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.

                  Withholding. The establishment of a procedure whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Optionee to meet any obligation of withholding for taxes incurred by the Optionee upon such exercise. Such withholding shall not exceed any minimum withholding rates required by applicable law. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six (6) months and/or (ii) acquired by the Optionee other than under the Plan or a similar program.

                                   ARTICLE VI
                                  STOCK OPTIONS

                  The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to Employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or Consultant who is not also such an Employee. Subject to the adjustment provided in Section VII of the Plan, the maximum number of shares of Common Stock with respect to which Options may be granted during any calendar year to any Optionee shall not exceed the maximum amount permitted by applicable law or regulation for grants to employees. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following limitations:

         (a) Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise





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                  price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

         (b) Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Sections V(a) or (b) hereof, as permitted by the Committee from time to time. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

         (c) Exercisability of Options. Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options or thereafter. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

         (d) Expiration of Options. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         (e) Exercise Upon Optionee's Termination of Employment or Service. Unless otherwise determined by the Committee at the time of grant or, if the Optionee's rights are not reduced thereafter, upon the termination of the employment or services of an Optionee by the Corporation or by any Parent or Subsidiary for any reason, any Stock Option granted to such Optionee shall remain exercisable (but solely to the extent exercisable on the termination date) for ninety (90) days (one (1) year in the case of termination due to death or Disability) after the date of such termination of employment or service. For purposes of determining whether any Optionee has incurred a termination of employment or service, an Optionee who is both an Employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall be considered to have incurred a termination of employment or service only upon his termination of service both as an Employee (or as a Consultant) and as a director.

         (f) Maximum Amount of Incentive Stock Options. Except as otherwise required by applicable law, each Option under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus (ii) the fair market





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                  values (determined as of the date(s) of grant of the
                  option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) U.S. One Hundred Thousand Dollars (U.S.$100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options, but shall be deemed to be purchasable pursuant to Non-Qualified Options (with such Non-Qualified Options being the last-issued of the subject Options). The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

         (g) Reload Options. (i) Concurrently with the award of an Option (for these purposes, the "Primary Option") to an Optionee, the Committee may, in its sole discretion, authorize the award of an additional Option or Options (hereinafter referred to as "Reload Options") to such Optionee providing for the purchase of shares of Common Stock in an amount equal to the sum of:

                  (A) the number of shares of Common Stock, if any, used to pay the exercise price of the Primary Option; and

                  (B) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement related to the exercise of the Primary Option.

         For purposes of this subsection (g), upon its exercise a Reload Option shall be treated as a Primary Option.

                  (i) The grant of a Reload Option will become effective upon the exercise of the Primary Option. At the discretion of the Committee, a Reload Option may be an Incentive Stock Option.

                  (ii) To the extent that the exercise of any Option will result in the award of a Reload Option, the Award Agreement under which such Option is granted must provide that the exercise of such Primary Option will result in the award of a related Reload Option, which will be evidenced under a separate Award Agreement. The terms of such Award Agreement shall include, among other items, provisions providing that (A) the exercise price per share of Common Stock available for purchase under the Reload Option shall, unless otherwise determined by the Committee, be no less than one hundred (100%) of the Fair Market Value of such Common Stock on the date the Reload Option is granted and (B) the term of the Reload Option shall not extend beyond the remaining term of the Primary Option.

                  (iii) Notwithstanding the above, no Reload Option will be granted pursuant to the exercise of a Primary Option if such exercise occurs after the termination of the





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                           Optionee's employment or service with the Corporation
                           and each Parent or Subsidiary.

                                  ARTICLE VII
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

         (a) Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

         (b) Merger, Consolidation or Change in Control of Corporation. Upon (i) the merger or consolidation of the Corporation with or into another entity (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the entity surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities) if, unless otherwise provided in the subject Award Agreement, the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving entity, (ii) the dissolution, liquidation, or sale or other disposition of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale or other disposition of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Corporation, then the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that, unless otherwise provided in the subject Award Agreement, all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of





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                  the Corporation. Unless otherwise provided in the subject
                  Award Agreement or merger, consolidation or Asset Sale agreement, all such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation or entity (the "New Parent Corporation") with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation's then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

         (c) Definition of Change in Control of the Corporation. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any Subsidiary of the Corporation,
                  (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any Subsidiary of the Corporation or (iv) a person who is a ten percent (10%) or greater stockholder of the Corporation or an Affiliate or Associate of a ten percent (10%) stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
                  Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

         (a) Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

         (b) Assignment or Transfer. No grant or award of any Option or any rights or interests therein shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution. During the lifetime of an Optionee, Options granted hereunder shall be exercisable only by the Optionee. Notwithstanding the foregoing, the Committee may permit an Optionee to transfer a Non-Qualified Option subject





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                  to such terms and conditions as it deems appropriate from time to time.

         (c) Investment Representation. With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Optionee furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

         (d) Withholding Taxes. In the case of the issuance or distribution of Common Stock or other securities hereunder upon the exercise of any Option, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Optionee's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required to be withheld. Each Optionee may satisfy the withholding obligations by paying to the Corporation (or the appropriate Parent or Subsidiary) a cash amount equal to the amount required to be withheld or, subject to the Committee's consent thereto, by tendering to the Corporation (or to the appropriate Parent or Subsidiary) a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(c) hereof.

         (e) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any individual receiving an Option.

         (f) Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Option under the Plan. Neither the Optionees nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Option, except to the extent expressly provided hereunder.

         (g) Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

         (h) Plurals and Gender. Where appearing in the Plan, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

         (i) Headings. The headings and sub-headings in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

         (j) Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be





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                  fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

         (k)      Liability and Indemnification.

                  (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                  (ii) Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or stockholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

         (l) Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to exercise any Option is, at the time when such Option becomes exercisable, a minor, or is physically or mentally incompetent to receive such Option and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may permit such Option to be exercised by such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the exercise of such Option.

         (m) Cooperation of Parties. All parties to the Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

         (n) Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law.

         (o) Non-guarantee of Employment, Directorship or Consultancy. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any Optionee, or to confer upon any Optionee the right to be continued in the employment of, or service with, the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of





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                                       12


                  its Employees, Consultants or directors, at any time, with or without cause.

         (p) Notices. Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 161 Eglinton Avenue East, Suite 400 Toronto, Ontario M4P 1J5 Attn: Chief Executive Officer or to such other address as may be designated for such purpose by the Corporation from time to time by notice given in the manner herein provided. All notices to Optionees, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

         (q) Written Agreements. Each Option shall be evidenced by a signed written agreement between the Corporation and the Optionee containing the terms and conditions of the award.

         (r) Limitation. No Incentive Stock Options may be granted hereunder more than ten (10) years after the date of effectiveness of the Plan.

                                   ARTICLE IX
                        AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that, to the extent required by applicable law, rule or regulation, no amendment shall be made unless such amendment is made by or with the approval of the stockholders of the Corporation in accordance with applicable law. Except as otherwise provided herein, no amendment, suspension or termination of the Plan or Award Agreement shall adversely affect or impair the rights of any Optionee without his consent.






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                                       13


                             SOFTQUAD SOFTWARE LTD.
                             2000 STOCK OPTION PLAN


                                 ---------------

                        EFFECTIVE AS OF FEBRUARY 25, 2000